EXHIBIT 10.115

FIRST AMENDMENT TO THE LIMITED LIABILITY PARTNERSHIP AGREEMENT

OF

IM FLASH SINGAPORE, LLP

This FIRST AMENDMENT TO THE LIMITED LIABILITY PARTNERSHIP AGREEMENT (this “Amendment”) is entered into as of this 6th day of April, 2012 (the “Effective Date”), by and between Micron Semiconductor Asia Pte. Ltd., a private limited company organized under the laws of Singapore (“Micron Singapore”), and Intel Technology Asia Pte Ltd, a private limited company organized under the laws of Singapore (“Intel Singapore”) (Micron Singapore and Intel Singapore are each referred to individually as a “Member,” and collectively as the “Members”).
RECITALS

A.    The Members entered into that certain Limited Liability Partnership Agreement (the “Agreement”) of IM Flash Singapore, LLP, a limited liability partnership organized under the laws of Singapore (the “Joint Venture Company”), effective February 27, 2007.

B.    Pursuant to that certain 2012 Master Agreement, dated as February 27, 2012 (the “2012 Master Agreement”), the Members and the Joint Venture Company desire to implement certain transactions involving the Joint Venture Company by entering into that certain IMFS Business Sale Agreement, dated as of the date hereof, and consummating the transactions contemplated thereby.

C.    So that certain provisions of the 2012 Master Agreement relating to the Joint Venture Company may take effect, the Parties desire to amend the Agreement to permit non-pro rata distributions of cash and property from the Joint Venture Company to its partners and to allow for the withdrawal and resignation of the partners of the Joint Venture Company.
NOW, THEREFORE, in consideration of the foregoing, the mutual agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Members agree as follows:
AMENDMENTS
1.    A new section 5.1(D) shall be added to the Agreement as follows:
“(D)    Notwithstanding any other provision of this Agreement (including Article 5 and Article 13 of the Agreement), the Joint Venture Company may, to the fullest extent permitted by Applicable Law, make distributions of any amount in any form to any Member at any time (including upon liquidation of the Joint Venture Company) so long as the amount and form of the distribution are unanimously agreed to in writing by the Members who are partners of the Joint Venture at the relevant time.”

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2.    Section 13.3 of the Agreement shall be amended to read as follows:
“13.3    Withdrawal. With the written consent of the other Member, either Member shall have the right to withdraw from and cease to be a partner of the Joint Venture Company at any time by indicating such intent to resign in writing in a form agreed to between the Members.”
3.    Section 5.14 of Appendix B to the Agreement shall be amended to read as follows:
“5.14    Conflicts with Agreement. In the event of any conflict between the terms of this Appendix B and any provision of the Agreement, the terms of this Appendix B shall govern. In the event of any conflict between the terms of this Appendix B and any provision of that certain 2012 Master Agreement (the “2012 Master Agreement”) by and among the Members, their respective parent companies and the Joint Venture Company, the terms of the 2012 Master Agreement shall govern.
4.    In all other respects, the Members hereby ratify and reaffirm all other provisions of the Agreement.
5.    This Amendment may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the undersigned, being all of the Members of IM Flash Singapore, LLP organized under the Act, have executed this Amendment as of the date and year first above written.

INTEL TECHNOLOGY ASIA PTE LTD By: /s/ Brian Krzanich_____________________ Brian Krzanich Authorized Signer
MICRON SEMICONDUCTOR ASIA PTE. LTD. By: /s/ Brian J. Shields____________________ Brian J. Shields Senior Managing Director and Chairman

THIS IS THE SIGNATURE PAGE FOR THE
FIRST AMENDMENT TO THE LIMITED LIABILITY PARTNERSHIP AGREEMENT OF
IM FLASH SINGAPORE, LLP
BY AND BETWEEN
INTEL TECHNOLOGY ASIA PTE LTD AND
MICRON SEMICONDUCTOR ASIA PTE. LTD.